AMENDMENT TO GUARANTY AND SUBSIDIARY TIE-IN AGREEMENT
              -----------------------------------------------------


           THIS AMENDMENT TO GUARANTY AND SUBSIDIARY TIE-IN AGREEMENT, made as of May __, 1997, among the undersigned Borrowers and Guarantors, is for the benefit of the Lenders and Agent. All capitalized terms used herein which are not otherwise defined herein shall have the same meanings herein as ascribed to them in the Second Restated and Amended Revolving Credit and Security Agreement, dated as of June 6, 1996, as amended from time to time, among the undersigned Borrowers, the Agent and the Lenders (the "Loan Agreement").

                                   WITNESSETH:

           WHEREAS, the Borrowers, the Agent and the Lenders have previously executed and delivered that certain Revolving Credit and Security Agreement, dated December 10, 1991, as amended and restated by the Restated and Amended Revolving Credit and Security Agreement, dated as May 9, 1994, as further amended as of August 24, 1994, March 23, 1995, August 7, 1995, October 2, 1995, February 27, 1996 and March 12, 1996 (as so amended, the "Prior Loan Agreement");

           WHEREAS, as contemplated by the terms of the Prior Loan Agreement and the Loan Agreement, the Borrowers executed and delivered with the Lenders that certain Subsidiary Tie-In Agreement, dated as of December 10, 1991, as amended from time to time (as amended, the "Subsidiary Tie-In Agreement");

           WHEREAS, also as contemplated by the terms of the Prior Loan Agreement and the Loan Agreement, the Guarantors executed and delivered those certain Limited Guaranties, dated as of December 10, 1991, as amended from time to time (as amended, individually, a "Guaranty" and collectively, the "Guaranties"); and

           WHEREAS, the Fifth Amendment to the Loan Agreement is a continuation of the Loan Agreement and further amends the Loan Agreement to increase the Maximum Amount to $110,000,000.00 and to reflect the addition of Bank Leumi Trust Company of New York as one of the Lenders.

           NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrowers and the Guarantors hereby agree as follows:

           1. From and after the date hereof, each of the Guaranties are hereby amended as follows:

                      (i) The first sentence of the preamble to the Guaranty is hereby further amended to insert the following after the zip code "10116-3138,": "; Bank Leumi Trust Company of New York ('BLT'), 562 Fifth Avenue, New York, New York, 10036."; and

                      (ii) Section 12 of the Guaranty is hereby further amended to insert the following immediately after the zip-code "10116-3138, Attention Mr. Christopher Young, Assistant Vice President": ";
           Attention: Mr. Paul Tine, Vice President, if to BLT, 562 Fifth Avenue, New York, New York, 10036.";

                      (iii) The Guaranty is hereby amended to include Section 15 as follows:

                      HETER ISKA. This Guaranty is being provided to BLT in accordance with BLT's heter iska.

           2. From and after the date hereof, the Subsidiary Tie-In Agreement is hereby further amended as follows:

                      The first sentence of the preamble to the Subsidiary Tie-In Agreement is hereby further amended to insert the following after the zip code "10116-3138": "; Bank Leumi Trust Company of New York ("BLT"), with an address at 562 Fifth Avenue, New York, New York, 10036. (BKB, IBJS, SBC, LBC, BOT and BLT are hereafter referred to collectively as the "Lenders')".

           IN  WITNESS   WHEREOF,   the  parties   hereto  have   executed  this
Acknowledgment and Agreement under seal on the day and year first above written.

                                     THE BORROWERS:
                                     --------------

                                     ALLOU HEALTH & BEAUTY CARE, INC.
                                     ALLOU DISTRIBUTORS, INC.
                                     ALLOU PERSONAL CARE CORPORATION
                                     M. SOBOL, INC.
                                     SUPERBUY OF NEW YORK, INC.
                                     RONA BEAUTY SUPPLIES, INC.
                                     HEMPSTEAD HEALTH & BEAUTY AIDS, INC.
                                     PASTEL COSMETIC AND BEAUTY AIDS, INC.
                                     HBA NATIONAL SALES CORP.
                                     HBA DISTRIBUTORS, INC.
                                     RUSS KALVIN PERSONAL CARE CORP.
                                     STANFORD PERSONAL CARE
                                     MANUFACTURING, INC.
                                     COSMETIC PLUS TWO, INC.

                                     By:  /s/ David Shamilzadeh
                                          --------------------------------------
                                          In his capacity as Senior V.P., C.F.O.
                                          of each of the above-named entities

                       (Signatures continued on next page)

                                     GUARANTORS:

                                     /s/ Victor Jacobs
                                     ---------------------------------
                                     Victor Jacobs

                                     /s/ Herman Jacobs
                                     ---------------------------------
                                     Herman Jacobs

                                     /s/ Jacob Jacobs
                                     ---------------------------------
                                     Jacob Jacobs



ACKNOWLEDGED AS OF THE DATE
FIRST SET FORTH ABOVE


THE FIRST NATIONAL BANK OF BOSTON


By:/s/
   --------------------------------
      Title:   Vice President


IBJ SCHRODER BANK & TRUST COMPANY


By:/s/
   --------------------------------
   Title:


SANWA BUSINESS CREDIT CORPORATION


By:/s/
   --------------------------------
   Title:


LASALLE BUSINESS CREDIT, INC.


By:/s/
   --------------------------------
   Title:

                       (Signatures continued on next page)

THE BANK OF TOKYO - MITSUBISHI TRUST COMPANY


By:/s/
   --------------------------------
   Title:

BANK LEUMI TRUST COMPANY OF NEW YORK


By:/s/
   --------------------------------
   Title: